Barclays Capital 2009 Leveraged Finance Consumer Conference June 16, 2009 Presenters: Jeffrey Ansell, CEO Craig Steeneck, CFO Exhibit 99.1

Forward-Looking Statements and GAAP
Reconciliation
Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved or whether such performance or results will ever be achieved.  Forward-looking information is based on information available at the time and management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.
Forward-looking statements speak only as of the date the statements are made.  Pinnacle Foods Finance (“Pinnacle Foods,”
“Pinnacle” or the “Company”) assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws.  If the Company does update one or more forward-looking statements, no inference should be drawn that the
Company will make additional updates with respect thereto or with respect to other forward-looking statements.
SEC rules regulate the use of “non-GAAP financial measures” in public disclosures, such as “EBITDA” and “Consolidated EBITDA”, that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles, or “GAAP”.
These rules govern the manner in which non-GAAP financial measures may be publicly presented and prohibit in all filings with the
SEC, among other things:
exclusion of charges or liabilities that require, or will require, cash settlement or would have required cash settlement, absent an ability to settle in another manner, from a non-GAAP financial measure; and
adjustment of a non-GAAP financial measure to eliminate or smooth items identified as non-recurring, infrequent or unusual, when the nature of the charge or gain is such that it has occurred in the past two years or is reasonably likely to recur within the next two years.
We have included non-GAAP financial measures in this presentation, including EBITDA, Consolidated EBITDA and “Inventory
(excluding certain items)” that may not comply with the SEC rules governing the presentation of non-GAAP financial measures. In addition, our measurements of Consolidated EBITDA are based on definitions of EBITDA included in the indentures governing the
Company’s existing senior notes and senior subordinated notes and our senior credit facilities and, as a result, may not be comparable to those of other companies.
For a presentation of net earnings as calculated under GAAP and a reconciliation to our EBITDA and Consolidated EBITDA, see page 25 later in this presentation.

3 Pinnacle: A Company of Iconic Brands Penetrating about 80% of US households

Diversified Portfolio of Leading Market Positions
Pinnacle holds the number one or two branded market positions in eight of the eleven categories in which it competes
20.6% #1 Frozen Pizza for One
9.6% #2
Frozen Waffles, Pancakes
and French Toast
9.0% #3 Bagels
10.0% #4 Frozen Dinners
(2)
8.2% #3
Frozen Breakfast
Entrees/Sandwiches
14.8% #2 Barbecue Sauce
(1)
Major
Brands
#2
#2
#2
#2
#1
Market
Position
7.1% Canned Meat
17.7% Breakfast Syrups
19.6% Frozen Prepared Seafood
18.8% Baking Mixes and Frostings
18.4%
Shelf-Stable Pickles, Peppers,
and Relish
IRI Market
Share
Category
___________________________
Source: IRI Data YTD ending May 3, 2009.
1. Market position in the core markets.
2. Single-serve, full-calorie frozen dinners and entrees.

Our Journey
Transform Pinnacle from a company
focused on integration, over-reliance on
trade push and cost cutting…
To a consumer and customer centric
company with a strong productivity focus.
Resulting in Sustainable EBITDA Growth and
Stable/Improving top line trends

10.3%
-3.7%
-5.7%
17.2%
-10.00%
-5.00%
0.00%
5.00%
10.00%
15.00%
20.00%
FY 2007 FY 2008 Q1 2008 Q1 2009
Consolidated EBITDA
(2)
(% Change vs. YAG)
2.9%
(1)
2.8%
-3.8%
18.0%
-5.00%
0.00%
5.00%
10.00%
15.00%
20.00%
FY 2007 FY 2008 Q1 2008 Q1 2009
Net Sales
(% Change vs. YAG)
Q1 Results
(2) Consolidated EBITDA, as defined in our Senior Secured Credit
Facilities, before adjusting for net cost savings projected to be realized.
(1) % reflects the change over 2006 adjusted for the full year impact of the Armour acquisition.

Q1 Performance
Double digit top and bottom line growth
Over 80% of portfolio achieved double digit net sales
growth
Pricing largely offset higher input costs
Price increases and trade & coupon optimization +7.8%
Aggressive competitive environment – both
branded and private label

8 Looking Forward: Achieving Success Continued focus on: Brand Building Maintaining competitive pricing Productivity Resulting in: Stable top line trends EBITDA improvement Solid cash flow generation

Jeffrey Ansell
CEO
Craig Steeneck
EVP - CFO
John Butler
EVP-Human
Resources
Edward Sutter
EVP-Operations/
Supply Chain
Chris Kiser
EVP & Chief
Customer Officer
Deep Management Bench
Blue Chip Experience
1. Procter & Gamble
2. Campbell Soup Company
3. Kraft
4. International Home Foods
5. Reckitt Benckiser
6. Coca Cola Enterprises
7/06
2/04 12/08 3/08
6/05
Sally Robling
EVP - CMO
11/08
Senior Team with extensive leadership and business experience
Top 6 Executives: over 25 years of professional experience each
Depth of talent throughout the organization
Experienced team of industry executives on Board (Roger Deromedi, Joe Jimenez,
Ray Silcock)
Significant personal equity investment

Customer Culture
Who, what and
how
Meaningful
innovation on
targeted brands
Product Quality &
Safety
Consumer Cost
Joint business plans
Improve
Customer Service
Execute pricing with
excellence
Drive productivity
across the business
Commodity purchas-
ing excellence
Increased capital
investment to drive
manufacturing savings
Logistics Excellence
Leaders at all levels
Capability building
Nimble, innovative,
exciting place to
work
Pinnacle’s “Win the 4C’s” Strategy

Building Brands: Increase consumer focus to
strengthen brands and drive top-line growth
Strengthened marketing
Targeted message to reach prime prospects
Product upgrades across the portfolio
Key Strategic Focus Areas
1
Mrs. Butterworth’s
Duncan Hines
Vlasic
Seafood

12 Duncan Hines Advertising

13 Vlasic Advertising

14 Mrs. Paul’s Advertising

Building Brands: Increase consumer focus to strengthen brands and drive top-line growth
New Product Innovation: Increase innovation capability and
successfully launch new products that build the business and delight customers
Building cross-functional innovation capability to drive
incremental growth.
Key focus on extending iconic brands via line extensions and adjacencies
Key Strategic Focus Areas
1
2
Duncan Hines
Confetti
Cupcakes
Log Cabin No
High Fructose
Corn Syrup
Duncan Hines
Whole Grain
Muffins
Hungry-Man
Sandwiches
Duncan Hines
Decadent Carrot
Cake

Key Strategic Focus Areas
Building Brands: Increase consumer focus to strengthen brands and drive top-line growth
New Product Innovation : Increase innovation capability and successfully launch new products that build the business and delight consumers
Sales & Pricing
Excellence:
Continuously strengthen selling capability and execute
pricing with excellence
Execute pricing actions with excellence
Continue to drive trade spending efficiency
1
2
3
Duncan Hines
(Cake, Frosting, T2
Brownies)
Hungry-Man
Vlasic
Mrs. Butterworth’s
Aunt Jemima Grain
Armour
(Chili, Stew, Hash,
Treat, Dried Beef)
AUG 08
Armour
(Vienna
Sausages)
Swanson
(Dinners,
Pot Pies)
NOV 08
Aunt
Jemima
Grain
Seafood
Lenders
Duncan
Hines
(Muffins)
Pot Pies
Duncan
Hines
(Cake, T2
Brownies)
Aunt
Jemima
Grain
Hungry-Man
Vlasic
Mrs.
Butterworth’s
Aunt Jemima
Entrees
Lenders
(frozen)
FEB 09 MAY 08 MAR 08 NOV 07

23.3%
19.4%
18.5%
17.4%
17.1%
14.2%
12.6%
12.1%
10.0%
4.0%
2.9%
30.0%
11.1%
6.8%
4.1%
6.3%
6.9%
9.1%
3.5%
5.5%
4.7% 4.6%
11.2%
Source: U.S. Department of Labor, Producer Price Index, December 2008 vs. December 2006.
Pinnacle Pricing vs. Commodity Inflation
2-Year Growth in Commodity Costs …
… exceed Pinnacle Foods’ price increases
Raw materials
Packaging materials

Building Brands: Increase consumer focus to strengthen
brands and drive top-line growth
New Product Innovation: Increase innovation capability
and successfully launch new products that build the
business and delight consumers
Sales & Pricing Excellence: Continuously strengthen
selling capability and execute pricing with excellence
Productivity: Relentless focus on productivity and
operational excellence
Structured, multi-functional productivity building process
developed
Key Strategic Focus Areas
1
2
3
4

Accelerating Productivity Initiatives
Targeting $40-$50 million
per year (3.5% - 4.0% of
costs of products sold)
Productivity and pricing
actions designed to partially
offset commodity increases
Structured, multi-functional
productivity building process
in place
$40M-$50M
Opportunity
Product Design
Logistics
Purchasing
Manufacturing

Accelerating Productivity Initiatives
Purchasing
Alternative suppliers and
materials
Implemented enhanced
commodity buying strategies
E-Procurement tools in place
and enhancing price
negotiations
Outside expertise added
$40M-$50M
Opportunity
Product Design
Logistics
Purchasing
Manufacturing

Accelerating Productivity Initiatives
Manufacturing
Structured platforms of
continuous improvement and
automation
Equipment reliability and yield
improvement (OEE) measures
Capability building (Total
Productive Maintenance)
Increasing capital investment to
accelerate productivity
Outside expertise added
$40M-$50M
Opportunity
Product Design
Logistics
Purchasing
Manufacturing

Accelerating Productivity Initiatives
Logistics
Transportation network bid (LTL
and truckload)
Continued warehouse
consolidation efforts
Product and packaging design
Ingredient optimization without
compromising quality (ROI)
Consolidation of packaging
Downsizing opportunities being
reviewed
$40M-$50M
Opportunity
Product Design
Logistics
Purchasing
Manufacturing

Value Creating Acquisitions: Make value
enhancing acquisitions that meet criteria
Clear acquisition criteria
Dry grocery/Frozen
Iconic brands
Traditional food channels
No increase in leverage ratio
Experienced team with proven integration ability
5
Key Strategic Focus Areas

Q1 Performance
($ in millions)
Fiscal Fiscal March March
2007 2008 2008 2009
Net Sales $1,515 $1,556 $362 $427
   % chg. vs. YAG
2.9% 2.8% -3.8% 18.0%
Consolidated EBITDA (before net cost
savings projected to be realized) $232 $223 $44 $51
   % chg. vs. YAG
10.3% -3.7% -5.7% 17.2%
   % Net Sales 15.3% 14.3% 12.0% 11.9%
Consolidated EBITDA (per Senior Credit
Facility and Bond Indentures) $242 $232
3 Months Ended

Adjusted EBITDA Reconciliation
($s in millions)
Fiscal Fiscal March March
2007 2008 2008 2009
Net earnings (loss), as reported and as calculated under GAAP (115) $        (29) $          (7) $            (2) $
Provision for taxes based on income 31              27              8               7
Consolidated interest expense 162            153            39              29
EBIT, as reported 78              151            40              34
Consolidated depreciation and amortization expense 56              63              14              14
EBITDA 134            214            54              48
Adjustments per Senior Credit Facility and Bond Indentures
Non-cash items 43              4               (12)             1
Non-recurring items 52              3               1               1
Other adjustment items 3               3               1               1
Consolidated EBITDA (before net cost savings projected to be realized)
232            223 $         44 $           51 $
Net cost savings projected to be realized as a result of initiatives taken 11              9
Consolidated EBITDA (per Senior Credit Facility and Bond Indentures)
242 $         232 $
3 Months Ended

Diversified portfolio in stable industry
Reduced cash interest expense as terminated Lehman hedges were replaced at lower rates
Significant tax assets which will result in minimal cash taxes over next several years
Continued focus on improving working capital efficiency
($s in millions)
Dec
2006
Dec
2007
Dec
2008
March
2008
March
2009
DIO 66.4      61.6      57.0      61.2      56.1
DSO 18.4      18.0      17.6      18.0      17.3
DPO (19.9)     (23.1)     (22.3)     (23.3)     (22.0)
Cash Conversion Cycle
(1)
64.9      56.4      52.3      55.9      51.4
Strong Cash Flow Aided by Significant Cash Tax Benefits
(1) Moving average total for measurement period.

Debt Structure
At March
($s in millions)
Acquisition
(1)
2009
Revolving Credit Facility 10 $                - $
Term Loan 1,250              1,231
Senior Notes 325                 325
Senior Subordinated Notes 250                 199
Other Debt 1                      1
Total Debt 1,836              1,756
Cash (17)                  (8)
Total Net Debt 1,819 $            1,748 $
Total Leverage Ratio (per Senior Credit Facility and Bond Indentures) 7.34
(1) As of the April 2, 2007 acquisition by The Blackstone Group

Key Investment Highlights
Pinnacle:  A Company of strong iconic brands delivering long term sustainable EBITDA growth and generating reliable free cash flow
Exciting
Innovation
Possibilities
Reliable Free
Cash Flow
Diverse
Portfolio of
Strong Iconic
Brands
Sales & Pricing
Excellence
Driving
Productivity
Deep
Management
Bench with
Complementary
Skills
Brand Building
Portfolio of
Leading Market
Positions